UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Adjustable Rate Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset, but may invest up to 20% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value. Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationiii), as a hedging technique and for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) were volatile at times and produced mixed results versus equal-duration Treasuries over the twelve months ended May 31, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iv and other central banks, and several geopolitical issues.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2015. Two-year Treasury yields rose from 0.37% at the beginning of the period to 0.61% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.48% at the beginning of the period and ended the period at 2.12%. Their peak of 2.66% occurred on June 17, 2014 and they reached a low of 1.68% at the end of January and early February 2015. All told, the Barclays U.S. Aggregate Indexv, returned 3.03% for the twelve months ended May 31, 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We slightly increased the Fund’s duration while maintaining an underweight to the very short end of the curve. From a sector positioning perspective, we modestly increased the Fund’s allocations to ABS, agency MBS and investment grade corporate bonds in the Industrials sector. In contrast, we reduced the Fund’s allocations to commercial mortgage-backed securities (“CMBS”) and high-yield corporate bonds in the Industrials sector.

During the reporting period, U.S. Treasury futures, which were used to manage the Fund’s duration and yield curvevi exposure, modestly detracted from performance.

Performance review

For the twelve months ended May 31, 2015, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 0.77%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvii, returned 0.06% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.62% over the same time frame.

Performance Snapshot as of May 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Adjustable Rate Income Fund:
Class A	0.48%	0.77%
Class C	0.11%	-0.11%
Class C1♦	0.19%	0.18%
Class I	0.57%	0.94%
Class IS	0.61%	0.93%
Citigroup 6-Month U.S. Treasury Bill Index	0.04%	0.06%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.51%	0.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 307 funds for the six-month period and among the 294 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Adjustable Rate Income Fund 2015 Annual Report

and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2015 for Class A, Class C, Class C1, Class I and Class IS shares were 0.74%, -0.14%, 0.19%, 0.90% and 1.00%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.82%, 1.89%, 1.40%, 0.67% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.70% for Class C shares, 0.65% for Class I shares and 0.55% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. They were supported by attractive yields, continued principal paydowns and overall strong investor demand. The Fund’s overweight to agency MBS was also positive for performance.

Although the Fund’s overall exposure to investment grade corporate bonds was neutral for performance, an overweight exposure in the Financial sector was additive to results. Individual investment grade bonds that performed well included overweight positions in Wells Fargo & Company, JPMorgan Chase & Co. and General Electric Capital Corp.

The Fund’s overweight exposure to ABS was also a contributor to its performance. Finally, our overweight allocation to high-yield corporate bonds was rewarded, largely due to our holdings in the Industrials sector.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	3

Fund overview (cont’d)

Individual standout performers included overweights in First Data Corp., CIT Group, Inc. and Ancestry.com, Inc.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its yield curve and duration positioning. Having an overweight exposure to the one to three year portion of the curve was not beneficial as rates in this area of the curve moved higher during the reporting period.

Also negatively impacting results was the Fund’s overweight allocation to investment grade corporate bonds in the Industrials sector. An example of an investment grade corporate bond that negatively impacted the Fund’s performance was its overweight in Petrobras Global Finance. Overweights in high-yield corporate bonds issued by Magnum Hunter Resources and Key Energy Services, Inc. were also headwinds for the Fund’s performance.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk bonds”, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2015 were: Corporate Bonds & Notes (30.9%), Asset-Backed Securities (27.4%), Collateralized Mortgage Obligations (26.8%), Mortgage-Backed Securities (10.7%) and Sovereign Bonds (0.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Adjustable Rate Income Fund 2015 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

6	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2014 and held for the six months ended May 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.48%	$1,000.00	$1,004.80	0.81%	$4.05	Class A	5.00%	$1,000.00	$1,020.89	0.81%	$4.08
Class C	0.11	1,000.00	1,001.10	1.70	8.48	Class C	5.00	1,000.00	1,016.45	1.70	8.55
Class C1	0.19	1,000.00	1,001.90	1.39	6.94	Class C1	5.00	1,000.00	1,018.00	1.39	6.99
Class I	0.57	1,000.00	1,005.70	0.65	3.25	Class I	5.00	1,000.00	1,021.69	0.65	3.28
Class IS	0.61	1,000.00	1,006.10	0.55	2.75	Class IS	5.00	1,000.00	1,022.19	0.55	2.77

Western Asset Adjustable Rate Income Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 5/31/15	0.77%	-0.11%	0.18%	0.94%	0.93%
Five Years Ended 5/31/15	2.29	N/A	1.71	2.47	N/A
Ten Years Ended 5/31/15	1.72	N/A	1.16	1.91	N/A
Inception* through 5/31/15	—	0.78	—	—	1.09

With sales charges[2]	Class A	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 5/31/15	-1.52%	-1.11%	0.18%	0.94%	0.93%
Five Years Ended 5/31/15	1.84	N/A	1.71	2.47	N/A
Ten Years Ended 5/31/15	1.49	N/A	1.16	1.91	N/A
Inception* through 5/31/15	—	0.78	—	—	1.09

Cumulative total returns
Without sales charges[1]
Class A (5/31/05 through 5/31/15)	18.64%
Class C (Inception date of 8/1/12 through 5/31/15)	2.23
Class C1♦ (5/31/05 through 5/31/15)	12.19
Class I (5/31/05 through 5/31/15)	20.86
Class IS (Inception date of 1/31/14 through 5/31/15)	1.45

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, Class C, Class C1♦, Class I and Class IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C1♦ shares of Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2005 - May 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Adjustable Rate Income Fund on May 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2015 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

12	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Schedule of investments

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 30.9%
Consumer Discretionary — 2.8%
Automobiles — 1.6%
Daimler Finance NA LLC, Senior Notes	0.958%	8/1/16	$1,050,000	$1,056,238	(a)(b)
Ford Motor Credit Co., LLC, Senior Bonds	1.209%	11/4/19	620,000	621,946	(a)
Ford Motor Credit Co., LLC, Senior Notes	1.529%	5/9/16	330,000	332,067	(a)
Ford Motor Credit Co., LLC, Senior Notes	0.784%	9/8/17	600,000	596,580	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.812%	3/3/17	630,000	632,685	(a)(b)
Total Automobiles				3,239,516
Media — 0.8%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	550,000	628,375
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	20,000	19,625	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	320,000	321,600
NBCUniversal Enterprise Inc., Senior Notes	0.812%	4/15/16	570,000	571,932	(a)(b)
Total Media				1,541,532
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	0.685%	9/10/19	500,000	502,418	(a)
Textiles, Apparel & Luxury Goods — 0.1%
American Achievement Corp., Secured Notes	10.875%	4/15/16	180,000	175,725	(b)
Total Consumer Discretionary				5,459,191
Consumer Staples — 0.9%
Beverages — 0.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	0.678%	2/1/19	710,000	712,654	(a)
Food Products — 0.5%
Mondelez International Inc., Senior Notes	0.798%	2/1/19	1,090,000	1,079,957	(a)
Total Consumer Staples				1,792,611
Energy — 2.8%
Energy Equipment & Services — 0.0%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	58,725
Oil, Gas & Consumable Fuels — 2.8%
BP Capital Markets PLC, Senior Notes	0.819%	5/10/19	680,000	679,014	(a)
Devon Energy Corp., Senior Notes	0.811%	12/15/16	1,060,000	1,048,676	(a)
El Paso Corp., Senior Notes	7.250%	6/1/18	40,000	45,267
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	100,000	109,591
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	64,950	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	540,000	468,450
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	960,000	1,058,400
Shell International Finance BV, Senior Notes	0.729%	5/11/20	1,040,000	1,045,790	(a)
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.191%	4/10/19	1,000,000	999,006	(a)(b)
Total Oil, Gas & Consumable Fuels				5,519,144
Total Energy				5,577,869

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	13

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 15.6%
Banks — 9.7%
Bank of America Corp., Senior Notes	1.085%	3/22/16	$1,540,000	$1,545,604	(a)
Bank of America Corp., Senior Notes	1.144%	4/1/19	80,000	80,643	(a)
BB&T Corp., Senior Notes	1.131%	6/15/18	1,020,000	1,029,917	(a)
Capital One NA, Senior Notes	1.500%	9/5/17	670,000	668,766
CIT Group Inc., Senior Notes	5.375%	5/15/20	560,000	595,700
CIT Group Inc., Senior Notes	5.000%	8/1/23	880,000	903,056
Citigroup Inc., Senior Bonds	0.967%	4/27/18	1,500,000	1,499,781	(a)
Citigroup Inc., Senior Notes	1.237%	7/25/16	360,000	361,606	(a)
Citigroup Inc., Senior Notes	4.450%	1/10/17	640,000	671,417
Citigroup Inc., Senior Notes	1.044%	4/8/19	530,000	534,685	(a)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	500,000	559,786	(b)
HSBC Bank PLC, Senior Notes	0.914%	5/15/18	1,030,000	1,035,229	(a)(b)
HSBC USA Inc., Senior Notes	1.147%	9/24/18	790,000	799,391	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	550,000	538,656	(a)(c)
JPMorgan Chase & Co., Senior Notes	0.794%	2/15/17	1,600,000	1,603,779	(a)
Manufacturers & Traders Trust Co., Senior Bonds	0.653%	1/30/17	1,060,000	1,060,462	(a)
MUFG Union Bank NA, Senior Notes	1.019%	9/26/16	1,140,000	1,145,415	(a)
Nordea Bank AB, Senior Notes	0.631%	4/4/17	500,000	501,211	(a)(b)
Royal Bank of Canada, Senior Notes	0.607%	1/23/17	500,000	501,236	(a)
Svenska Handelsbanken AB, Senior Notes	0.761%	6/17/19	410,000	410,236	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/10/15	1,150,000	1,140,800	(a)(c)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,240,000	1,265,698
Westpac Banking Corp., Senior Notes	1.018%	7/30/18	800,000	809,594	(a)
Total Banks				19,262,668
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes	1.374%	11/15/18	1,250,000	1,263,640	(a)
UBS AG Stamford CT, Senior Notes	1.136%	6/1/20	1,490,000	1,488,140	(a)
Total Capital Markets				2,751,780
Consumer Finance — 0.6%
American Express Co., Senior Notes	0.874%	5/22/18	1,130,000	1,132,485	(a)
Diversified Financial Services — 2.1%
General Electric Capital Corp., Senior Bonds	5.400%	2/15/17	1,860,000	2,000,435
General Electric Capital Corp., Senior Notes	0.787%	1/14/19	760,000	764,986	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	155,050
Total Capital International SA, Senior Notes	0.849%	8/10/18	1,140,000	1,147,697	(a)
Total Diversified Financial Services				4,068,168

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 1.3%
Metropolitan Life Global Funding I, Secured Notes	0.651%	4/10/17	$1,770,000	$1,776,595	(a)(b)
Prudential Financial Inc., Senior Notes	1.054%	8/15/18	890,000	896,558	(a)
Total Insurance				2,673,153
Real Estate Investment Trusts (REITs) — 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	1.750%	9/15/17	1,040,000	1,044,438	(b)
Total Financials				30,932,692
Health Care — 1.7%
Biotechnology — 0.4%
Amgen Inc., Senior Notes	0.884%	5/22/19	750,000	751,231	(a)
Health Care Equipment & Supplies — 0.8%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	920,000	961,400	(b)
Medtronic Inc., Senior Notes	0.375%	2/27/17	700,000	698,285	(a)
Total Health Care Equipment & Supplies				1,659,685
Pharmaceuticals — 0.5%
Merck & Co. Inc., Senior Notes	0.654%	2/10/20	1,020,000	1,026,063	(a)
Total Health Care				3,436,979
Industrials — 1.1%
Aerospace & Defense — 0.5%
Rockwell Collins Inc., Senior Notes	0.621%	12/15/16	1,060,000	1,061,359	(a)
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	15,145	17,568
Road & Rail — 0.6%
Kansas City Southern de Mexico SA de CV, Senior Notes	0.979%	10/28/16	1,150,000	1,148,081	(a)
Total Industrials				2,227,008
Information Technology — 1.2%
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	610,000	632,112	(b)(d)
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	91,000	97,370	(b)
Software — 0.8%
Oracle Corp., Senior Notes	0.855%	1/15/19	1,550,000	1,568,008	(a)
Total Information Technology				2,297,490
Materials — 1.2%
Metals & Mining — 1.2%
Anglo American Capital PLC, Senior Notes	1.225%	4/15/16	400,000	399,889	(a)(b)
Glencore Funding LLC, Senior Notes	1.336%	4/16/18	1,000,000	1,000,137	(a)(b)
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	360,000	386,327
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	430,000	447,114
Total Metals & Mining				2,233,467

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	15

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.0%
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	$30,000	$37,425
Total Materials				2,270,892
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes	1.195%	11/27/18	230,000	232,455	(a)
AT&T Inc., Senior Notes	1.209%	6/30/20	760,000	765,810	(a)
CenturyLink Inc., Senior Notes	6.150%	9/15/19	430,000	466,550
Verizon Communications Inc., Senior Notes	0.664%	6/9/17	1,080,000	1,079,015	(a)
Verizon Communications Inc., Senior Notes	2.021%	9/14/18	130,000	135,106	(a)
Total Diversified Telecommunication Services				2,678,936
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, Senior Notes	1.268%	9/12/16	1,130,000	1,133,632	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	171,950
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	190,000	218,262	(b)
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	560,000	579,950
Total Wireless Telecommunication Services				2,103,794
Total Telecommunication Services				4,782,730
Utilities — 1.2%
Electric Utilities — 0.6%
Duke Energy Corp., Senior Notes	0.651%	4/3/17	520,000	521,067	(a)
Duke Energy Indiana Inc., Secured Bonds	0.626%	7/11/16	520,000	520,824	(a)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	210,000	210,841
Total Electric Utilities				1,252,732
Independent Power and Renewable Electricity Producers — 0.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	105,528
Multi-Utilities — 0.5%
TECO Finance Inc., Senior Notes	0.871%	4/10/18	980,000	985,381	(a)
Total Utilities				2,343,641
Total Corporate Bonds & Notes (Cost — $60,749,955)				61,121,103
Asset-Backed Securities — 27.4%
Ally Master Owner Trust, 2014-5 A1	0.676%	10/15/19	1,560,000	1,562,038	(a)
American Express Issuance Trust II, 2013-2 A	0.616%	8/15/19	800,000	803,270	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.235%	7/25/32	656,528	643,861	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.885%	8/25/32	256,793	234,464	(a)
Apollo Credit Funding IV Ltd., 2004-A A1	1.726%	4/15/27	750,000	753,525	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.768%	3/12/26	750,000	749,528	(a)(b)
Asset Backed Securities Corp. Home Equity Loan Trust, 2004-HE8 M2	1.910%	12/25/34	640,263	586,908	(a)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Atrium CDO Corp., 2005-A A1	0.526%	7/20/20	$358,587	$357,846	(a)(b)
Bank of America Credit Card Trust, 2014-A1 A	0.566%	6/15/21	1,600,000	1,602,553	(a)
Bank of America Credit Card Trust, 2014-A3 A	0.476%	1/15/20	1,050,000	1,051,373	(a)
Bayview Financial Asset Trust, 2007-SR1A M1	0.985%	3/25/37	769,971	680,039	(a)(b)
BlueMountain CLO Ltd., 2012-2A A1	1.594%	11/20/24	750,000	750,092	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.387%	12/26/19	549,172	548,322	(a)
Business Loan Express, 2001-2A A	0.765%	1/25/28	280,079	256,581	(a)(b)
Business Loan Express, 2002-1A A	0.735%	7/25/28	189,161	166,175	(a)(b)
Cent CLO 19 Ltd., 2013-19A A1A	1.607%	10/29/25	250,000	247,566	(a)(b)
Cent CLO 21 Ltd., 2014-21A A1B	1.667%	7/27/26	750,000	748,350	(a)(b)
Citibank Credit Card Issuance Trust, 2013-A4 A4	0.605%	7/24/20	1,560,000	1,565,590	(a)
Consumer Credit Origination Loan Trust, 2015-1 A	2.820%	3/15/21	849,253	855,154	(b)
Discover Card Execution Note Trust, 2013-A6 A6	0.636%	4/15/21	1,480,000	1,487,553	(a)
Ford Credit Floorplan Master Owner Trust, 2013-5 A2	0.656%	9/15/18	2,100,000	2,104,265	(a)
Ford Credit Floorplan Master Owner Trust, 2014-2 A	0.686%	2/15/21	1,100,000	1,104,312	(a)
Ford Credit Floorplan Master Owner Trust, 2014-4 A2	0.536%	8/15/19	960,000	957,520	(a)
Ford Credit Floorplan Master Owner Trust, 2015-2 A2	0.752%	1/15/22	1,010,000	1,011,970	(a)
Galaxy XV CLO Ltd., 2013-15A A	1.525%	4/15/25	750,000	746,722	(a)(b)
Golden Credit Card Trust, 2014-2A A	0.636%	3/15/21	360,000	359,592	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.481%	5/25/36	362,981	359,936	(a)(b)
Hertz Fleet Lease Funding LP, 2013-3 A	0.732%	12/10/27	1,643,098	1,643,504	(a)(b)
Hertz Fleet Lease Funding LP, 2014-1 A	0.582%	4/10/28	1,222,197	1,221,465	(a)(b)
Illinois Student Assistance Commission, 2010-1 A2	1.327%	4/25/22	957,530	955,404	(a)
Jackson Mill CLO Ltd., 2015-1A A	1.814%	4/15/27	250,000	250,725	(a)(b)
Jamestown CLO Ltd., 2014-4A A1C	1.705%	7/15/26	250,000	250,127	(a)(b)
JPMorgan Mortgage Acquisition Corp., 2005-OPT1 M3	0.685%	6/25/35	1,960,000	1,564,758	(a)
LCM Limited Partnership, 16A A	1.770%	7/15/26	250,000	250,289	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A	0.531%	12/7/20	1,397,505	1,399,015	(a)
Nelnet Student Loan Trust, 2013-5A A	0.815%	1/25/37	1,224,459	1,225,178	(a)(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.745%	4/15/26	500,000	500,264	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2	1.115%	8/25/34	850,793	785,478	(a)
NewMark Capital Funding, 2014-2A A1	1.697%	6/30/26	250,000	249,167	(a)(b)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.610%	5/25/33	360,487	300,784	(a)
Ocean Trails CLO IV, 2013-4A X	1.277%	8/13/25	175,000	175,076	(a)(b)
OHA Loan Funding Ltd., 2014-1A A1	1.762%	10/20/26	500,000	500,476	(a)(b)
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	0.958%	7/1/18	1,084,823	1,086,741
Renaissance Home Equity Loan Trust, 2003-1 A	1.045%	6/25/33	448,233	426,074	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.061%	8/25/33	407,274	385,799	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	17

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2003-3 A	0.685%	12/25/33	$1,451,878	$1,420,874	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	14,660	13,549
SACO I Trust, 2006-5 1A	0.481%	4/25/36	262,023	454,932	(a)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.575%	10/20/23	650,000	648,018	(a)(b)
Saxon Asset Securities Trust, 2003-1 M1	1.231%	6/25/33	426,020	398,029	(a)
SLC Student Loan Trust, 2006-2 A5	0.371%	9/15/26	2,360,000	2,338,685	(a)
SLM Student Loan Trust, 2003-4 B	0.921%	6/15/38	1,120,091	1,049,328	(a)
SLM Student Loan Trust, 2005-5 B	0.527%	10/25/40	867,701	781,399	(a)
SLM Student Loan Trust, 2005-6 B	0.567%	1/25/44	1,139,439	1,028,969	(a)
SLM Student Loan Trust, 2005-A A3	0.471%	6/15/23	1,118,957	1,091,428	(a)
SLM Student Loan Trust, 2006-2 B	0.497%	1/25/41	385,522	339,488	(a)
SLM Student Loan Trust, 2008-6 A3	1.027%	1/25/19	1,320,000	1,329,177	(a)
SLM Student Loan Trust, 2011-B A1	1.036%	12/16/24	211,354	211,893	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.586%	8/15/25	388,648	392,137	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.286%	12/15/21	92,274	92,441	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.286%	8/15/23	220,134	221,087	(a)(b)
SLM Student Loan Trust, 2012-D A2	2.950%	2/15/46	1,520,000	1,564,212	(b)
SLM Student Loan Trust, 2013-A A1	0.786%	8/15/22	241,235	241,521	(a)(b)
SMART Trust, 2014-1US A2B	0.486%	7/14/16	207,988	208,003	(a)
SMB Private Education Loan Trust, 2014-A A1	0.682%	9/15/21	1,501,761	1,501,521	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.635%	10/20/26	500,000	497,200	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.865%	1/25/34	118,169	103,042	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.865%	1/25/33	362,358	347,202	(a)
Venture CDO Ltd., 2013-13A AX	1.465%	6/10/25	487,500	485,859	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.753%	4/15/26	880,000	880,742	(a)(b)
Voya CLO Ltd., 2014-2A A1	1.725%	7/17/26	750,000	750,722	(a)(b)
Voya CLO Ltd., 2014-4A A1	1.777%	10/14/26	250,000	250,245	(a)(b)
Total Asset-Backed Securities (Cost — $54,077,562)				54,107,132
Collateralized Mortgage Obligations — 26.8%
American Home Mortgage Assets, 2006-4 1A12	0.395%	10/25/46	2,526,156	1,775,784	(a)
Banc of America Funding Corp., 2014-R5 1A2	1.829%	9/26/45	1,540,000	953,298	(a)(b)
Banc of America Funding Corp., 2015-R2 4A1	0.341%	9/29/36	1,016,183	965,374	(a)(b)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.497%	3/25/33	36,052	36,033	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.685%	3/25/35	320,452	315,733	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.565%	2/25/35	381,619	347,026	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.628%	10/25/36	188,340	164,737	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.285%	10/25/33	1,008,821	940,734	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.485%	8/25/35	$8,292	$7,682	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.475%	10/25/35	29,446	27,032	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.385%	1/25/36	12,433	11,401	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.415%	7/25/36	63,634	57,717	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 A1	1.485%	10/10/47	204,132	204,545
Commercial Mortgage Trust, 2014-BBG A	0.986%	3/15/29	440,000	439,788	(a)(b)
Commercial Mortgage Trust, 2014-SAVA A	1.336%	6/15/34	1,010,000	1,008,697	(a)(b)
Connecticut Avenue Securities, 2014-C04 2M2	5.185%	11/25/24	510,000	540,224	(a)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	678,006	696,531
Countrywide Alternative Loan Trust, 2007-23CB A7	0.585%	9/25/37	1,224,474	800,798	(a)
Credit Suisse Mortgage Trust, 2014-11R 15A2	2.403%	1/27/36	767,628	484,565	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.730%	2/25/48	138,455	138,514	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.880%	12/29/45	636,465	638,204	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.049%	6/1/28	111,872	113,228	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.536%	11/15/40	463,769	465,225	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	3.930%	1/25/28	247,879	260,236	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.295%	3/25/42	1,688,684	1,796,667	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.193%	8/25/43	1,635,926	1,732,315	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.669%	3/25/27	269,140	266,068	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.485%	10/25/35	148,934	149,219	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.585%	8/25/33	353,768	355,350	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.116%	8/25/42	1,525,768	1,653,495	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.585%	5/25/42	204,675	205,907	(a)
First Horizon Alternative Mortgage Securities, 2007-FA1 A6	0.485%	3/25/37	2,427,033	1,360,185	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.578%	6/25/30	381,979	390,546	(a)
GE Business Loan Trust, 2006-1A C	0.606%	5/15/34	1,034,907	935,454	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.678%	2/20/61	554,520	555,681	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.578%	3/20/63	935,991	932,114	(a)
Government National Mortgage Association (GNMA), 2013-H22 FB	0.878%	8/20/63	4,287,510	4,330,760	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	19

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2014-H19 FE	0.648%	9/20/64	$2,038,988	$2,037,757	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.884%	3/20/23	733,330	733,805	(a)(b)
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	172,939	179,292	(b)
HarborView Mortgage Loan Trust, 2004-2 2A1	0.706%	6/19/34	583,418	552,173	(a)
IMPAC CMB Trust, 2003-8 1A2	1.181%	10/25/33	42,438	40,671	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.985%	11/25/34	167,560	166,495	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.695%	10/25/35	1,071,554	929,422	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	708,686	713,020
JPMBB Commercial Mortgage Securities Trust, 2014-C24 A1	1.539%	11/15/47	195,110	195,620
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	1.521%	11/15/47	198,002	198,316
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.069%	9/15/29	171,860	1,381	(a)(b)(e)
Latitude Management Real Estate Capital, 2015-CRE1 A	1.931%	2/22/32	1,010,000	1,008,687	(a)(b)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.444%	10/15/35	640,998	22,838	(a)(e)
LB-UBS Commercial Mortgage Trust, 2006-C1 AM	5.217%	2/15/31	580,000	592,044	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 A2	1.972%	8/15/45	370,000	375,403
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	436,786	440,049
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C19 A1	1.573%	12/15/47	368,295	370,177
Morgan Stanley Capital I Trust, 2011-C1 A1	2.602%	9/15/47	117,823	118,084	(b)
Morgan Stanley Capital I Trust, 2012-C4 A2	2.111%	3/15/45	310,000	314,708
Morgan Stanley Resecuritization Trust, 2015-R2 2A1	1.227%	12/26/46	1,020,000	987,976	(a)(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.631%	1/8/20	433,839	436,214	(a)
New York Mortgage Trust Inc., 2005-2 A	0.515%	8/25/35	590,266	547,980	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.865%	12/25/33	814,958	767,543	(a)
Residential Accredit Loans Inc., 2004-QS16 1A1	5.500%	12/25/34	475,275	483,916
Residential Accredit Loans Inc., 2007-QS7 1A7	0.735%	5/25/37	2,180,905	1,484,819	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	11,673	13,194
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	16,837	16,183
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.635%	11/25/33	225,040	220,480	(a)
Sequoia Mortgage Trust, 2002-9 2A	1.951%	9/20/32	295,335	284,305	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN2 M2	4.435%	11/25/23	900,000	926,765	(a)
Structured ARM Loan Trust, 2004-01 2A	0.495%	2/25/34	184,142	165,692	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.858%	3/25/34	404,774	404,406	(a)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	46,975	46,710	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	59,906	60,061	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.384%	6/25/35	1,059,014	952,587	(a)(b)

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.085%	3/25/44	$162,694	$148,058	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.665%	8/20/35	679,188	593,188	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.335%	6/25/33	572,945	565,480	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.785%	12/25/35	1,096,705	872,681	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.585%	6/25/35	1,143,033	883,744	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.107%	8/25/46	1,239,000	875,420	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.127%	7/25/46	2,195,145	1,837,308	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.612%	11/25/34	1,002,287	1,002,375	(a)
WF-RBS Commercial Mortgage Trust, 2011-C3 A2	3.240%	3/15/44	1,025,995	1,041,482	(b)
WF-RBS Commercial Mortgage Trust, 2011-C4 A2	3.454%	6/15/44	490,183	499,361	(b)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	210,000	212,211
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	948,038	955,317
WF-RBS Commercial Mortgage Trust, 2014-C24 A1	1.390%	11/15/47	243,378	243,364
WF-RBS Commercial Mortgage Trust, 2014-C24 A2	2.863%	11/15/47	280,000	290,558
WF-RBS Commercial Mortgage Trust, 2014-C25 A1	1.518%	11/15/47	199,282	199,606
Total Collateralized Mortgage Obligations (Cost — $54,225,956)				53,065,793
Mortgage-Backed Securities — 10.7%
FHLMC — 2.6%
Federal Home Loan Mortgage Corp. (FHLMC)	1.986%	6/1/43	957,175	974,702	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.693%	8/1/29	32,136	33,893	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	134,028	139,655	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.475%	8/1/32	28,408	28,570	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	62,602	64,836	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.551%	7/1/29	88,886	92,142	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.608%	7/1/29	64,881	68,122	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.101%	7/1/33	463,362	490,857	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.255%	8/1/25	36,779	37,510	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.439%	12/1/30	36,233	36,636	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,204	2,534
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.354%	12/1/23	82,515	86,704	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.919%	2/1/24	31,243	31,975	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	21

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.210%	4/1/26	$123,478	$129,830	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.296%	6/1/29	394,561	415,823	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.587%	7/1/29	189,085	201,619	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.488%	3/1/31	78,700	81,044	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	3,767	3,785	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.535%	3/1/33	1,297,784	1,390,437	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	185,420	195,874	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.489%	5/1/33	483,330	516,012	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.467%	7/1/27	34,557	34,974	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.320%	12/1/30	53,402	53,902	(a)
Total FHLMC				5,111,436
FNMA — 6.1%
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	2,424,382	2,499,782
Federal National Mortgage Association (FNMA)	1.910%	4/1/33	265,919	279,432	(a)
Federal National Mortgage Association (FNMA)	6.275%	9/1/37	809,169	852,288	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.485%	2/1/31	466,855	492,819	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	4.526%	5/1/30	217,836	227,144	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.350%	11/1/18	49,012	51,155	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.175%	4/1/20	5,075	5,094	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.280%	7/1/21	25,933	26,040	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.420%	8/1/22	14,276	15,181	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.494%	7/1/23	37,706	39,404	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.729%	8/1/23	17,285	17,371	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.520%	2/1/24	78,758	83,802	(a)

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.253%	4/1/25	$215,670	$223,231	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.284%	12/1/25	33,496	35,506	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.564%	1/1/27	82,018	87,396	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.538%	7/1/27	161,386	165,745	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	69,169	70,128	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	2/1/28	19,158	19,251	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.388%	3/1/28	48,373	50,238	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.499%	2/1/29	153,932	164,584	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.504%	8/1/29	263,912	279,540	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29-1/1/33	374,057	390,155	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	119,828	124,740	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.651%	12/1/30	410,011	439,189	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	149,263	150,369	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.234%	2/1/31	120,666	126,805	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.479%	3/1/31	74,435	77,791	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.174%	4/1/31	223,358	231,937	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.283%	4/1/31	50,032	51,328	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.355%	7/1/31	76,097	78,895	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	98,228	100,620	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	53,097	53,453	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.491%	7/1/32	298,879	312,763	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.123%	9/1/32	215,484	228,633	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	23

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.310%	12/1/32	$299,305	$314,168	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	226,621	236,217	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.506%	5/1/33	407,067	434,158	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.083%	8/1/32	184,929	192,897	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.603%	12/1/20	130,484	136,366	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	5,933	5,963	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.250%	7/1/24	165,305	172,435	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.140%	9/1/24	474,325	489,088	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.183%	9/1/24	150,135	156,936	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	60,354	61,337	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.908%	1/1/33	236,556	242,029	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.925%	5/1/33	469,013	492,503	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.930%	6/1/33	444,950	467,667	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	3.547%	6/1/30	590,901	626,326	(a)
Total FNMA				12,079,899
GNMA — 2.0%
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16-3/20/21	293,153	307,130	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/17-9/20/32	3,256,787	3,379,612	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	49,336	51,794	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	1/20/24-3/20/24	260,279	270,928	(a)
Total GNMA				4,009,464
Total Mortgage-Backed Securities (Cost — $20,760,976)				21,200,799

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.9%
Rhode Island — 0.9%
Rhode Island State Student Loan Authority Revenue, Taxable - Libor Floating Rate Notes, FFELP Loan Backed (Cost — $1,737,186)	0.880%	10/2/28	$1,737,186	$1,732,113	(a)(b)
Senior Loans — 0.9%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.3%
Aramark Services Inc., Extented Synthetic LOC 2	3.650%	7/26/16	37,569	37,404	(f)(g)
Aramark Services Inc., USD Term Loan F	3.250%	2/24/21	566,704	567,882	(f)(g)
Total Hotels, Restaurants & Leisure				605,286
Media — 0.4%
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	684,800	684,494	(f)(g)
Total Consumer Discretionary				1,289,780
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., New 2018 Extended Term Loan	3.685%	3/24/18	395,228	395,369	(f)(g)
Total Senior Loans (Cost — $1,656,587)				1,685,149
Sovereign Bonds — 0.9%
Brazil — 0.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	1,030,000	1,046,738	(b)
Mexico — 0.4%
United Mexican States, Senior Notes	5.950%	3/19/19	720,000	817,920
Total Sovereign Bonds (Cost — $1,856,004)				1,864,658

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	282,475	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	8,343	*(e)(h)
Total Common Stocks (Cost — $311,763)				290,818
Total Investments before Short-Term Investments (Cost — $195,375,989)				195,067,565

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	25

Schedule of investments (cont’d)

May 31, 2015

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
State Street Bank & Trust Co. repurchase agreement dated 5/29/15; Proceeds at maturity — $2,630,000; (Fully collateralized by U.S. Treasury Notes, 1.500% due 1/31/19; Market Value — $2,683,639) (Cost — $2,630,000)	0.000%	6/1/15	$2,630,000	$2,630,000
Total Investments — 99.9% (Cost — $198,005,989#)				197,697,565
Other Assets in Excess of Liabilities — 0.1%				100,123
Total Net Assets — 100.0%				$197,797,688

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Illiquid security (unaudited).

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $198,369,088.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
FFELP	— Federal Family Education Loan Program
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $198,005,989)	$197,697,565
Cash	22,015
Receivable for securities sold	1,639,220
Interest receivable	420,320
Principal paydown receivable	173,754
Receivable for Fund shares sold	36,634
Prepaid expenses	46,333
Total Assets	200,035,841

Liabilities:
Payable for securities purchased	1,490,000
Payable for Fund shares repurchased	514,060
Investment management fee payable	77,838
Service and/or distribution fees payable	54,095
Distributions payable	4,391
Trustees’ fees payable	285
Accrued expenses	97,484
Total Liabilities	2,238,153
Total Net Assets	$197,797,688

Net Assets:
Par value (Note 7)	$220
Paid-in capital in excess of par value	226,175,964
Undistributed net investment income	222,970
Accumulated net realized loss on investments and futures contracts	(28,293,042)
Net unrealized depreciation on investments	(308,424)
Total Net Assets	$197,797,688

Shares Outstanding:
Class A	15,482,473
Class C	219,343
Class C1	3,926,440
Class I	895,232
Class IS	1,525,758

Net Asset Value:
Class A (and redemption price)	$8.98
Class C*	$8.95
Class C1 (and redemption price)	$8.93
Class I (and redemption price)	$8.96
Class IS (and redemption price)	$8.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.19

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	27

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$3,599,885

Expenses:
Investment management fee (Note 2)	915,317
Service and/or distribution fees (Notes 2 and 5)	664,801
Registration fees	82,034
Transfer agent fees (Note 5)	79,759
Audit and tax fees	43,136
Shareholder reports	29,261
Legal fees	24,951
Fund accounting fees	20,433
Insurance	4,353
Trustees’ fees	3,103
Custody fees	2,471
Miscellaneous expenses	4,289
Total Expenses	1,873,908
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,622)
Net Expenses	1,858,286
Net Investment Income	1,741,599

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(584,054)
Futures contracts	(106,270)
Net Realized Loss	(690,324)
Change in Net Unrealized Appreciation (Depreciation) From Investments	260,674
Net Loss on Investments and Futures Contracts	(429,650)
Increase in Net Assets from Operations	$1,311,949

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2015	2014

Operations:
Net investment income	$1,741,599	$775,696
Net realized loss	(690,324)	(532,587)
Change in net unrealized appreciation (depreciation)	260,674	1,458,536
Increase in Net Assets from Operations	1,311,949	1,701,645

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,050,096)	(1,186,938)
Decrease in Net Assets from Distributions to Shareholders	(2,050,096)	(1,186,938)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,249,084	55,699,219
Reinvestment of distributions	1,999,875	1,097,461
Cost of shares repurchased	(31,186,482)	(60,164,994)
Decrease in Net Assets from Fund Share Transactions	(4,937,523)	(3,368,314)
Decrease in Net Assets	(5,675,670)	(2,853,607)

Net Assets:
Beginning of year	203,473,358	206,326,965
End of year*	$197,797,688	$203,473,358
*Includesundistributed net investment income of:	$222,970	$100,255

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.01	$9.00	$8.71	$8.74	$8.44

Income (loss) from operations:
Net investment income	0.09	0.04	0.07	0.08	0.09
Net realized and unrealized gain (loss)	(0.02)	0.03	0.29	(0.02)	0.35
Total income from operations	0.07	0.07	0.36	0.06	0.44

Less distributions from:
Net investment income	(0.10)	(0.06)	(0.07)	(0.09)	(0.14)
Total distributions	(0.10)	(0.06)	(0.07)	(0.09)	(0.14)

Net asset value, end of year	$8.98	$9.01	$9.00	$8.71	$8.74
Total return[2]	0.77%	0.76%	4.14%	0.69%	5.20%

Net assets, end of year (millions)	$139	$147	$141	$152	$171

Ratios to average net assets:
Gross expenses	0.82%	0.82%	0.85%	0.91%	0.90%
Net expenses	0.82 [3]	0.82 [3]	0.85	0.91	0.90
Net investment income	0.95	0.47	0.78	0.93	1.03

Portfolio turnover rate	34%	58%	39%	30%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$8.98	$8.99	$8.79

Income (loss) from operations:
Net investment income (loss)	0.01	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.03	0.22
Total income (loss) from operations	(0.01)	0.00 [3]	0.21

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)
Total distributions	(0.02)	(0.01)	(0.01)

Net asset value, end of year	$8.95	$8.98	$8.99
Total return[4]	(0.11)%	(0.02)%	2.36%

Net assets, end of year (000s)	$1,963	$2,041	$434

Ratios to average net assets:
Gross expenses	1.73%	1.89%	1.83%[5]
Net expenses[6,7]	1.70	1.67	1.66 [5]
Net investment income (loss)	0.07	(0.39)	(0.08) [5]

Portfolio turnover rate	34%	58%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through May 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1* Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$8.96	$8.95	$8.66	$8.70	$8.41

Income (loss) from operations:
Net investment income (loss)	0.03	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss)	(0.01)	0.03	0.29	(0.03)	0.35
Total income from operations	0.02	0.02	0.31	0.00 [2]	0.39

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.02)	(0.04)	(0.10)
Total distributions	(0.05)	(0.01)	(0.02)	(0.04)	(0.10)

Net asset value, end of year	$8.93	$8.96	$8.95	$8.66	$8.70
Total return[3]	0.18%	0.25%	3.56%	0.00%[4]	4.65%

Net assets, end of year (millions)	$35	$42	$49	$58	$75

Ratios to average net assets:
Gross expenses	1.41%	1.40%	1.44%	1.50%	1.48%
Net expenses	1.41 [5]	1.40 [5]	1.44	1.50	1.48
Net investment income (loss)	0.35	(0.11)	0.20	0.35	0.46

Portfolio turnover rate	34%	58%	39%	30%	43%

*	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than 0.005%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$8.99	$8.98	$8.69	$8.72	$8.41

Income (loss) from operations:
Net investment income	0.10	0.06	0.09	0.10	0.10
Net realized and unrealized gain (loss)	(0.02)	0.02	0.29	(0.02)	0.34
Total income from operations	0.08	0.08	0.38	0.08	0.44

Less distributions from:
Net investment income	(0.11)	(0.07)	(0.09)	(0.11)	(0.13)
Total distributions	(0.11)	(0.07)	(0.09)	(0.11)	(0.13)

Net asset value, end of year	$8.96	$8.99	$8.98	$8.69	$8.72
Total return[2]	0.94%	0.95%	4.35%	0.95%	5.23%

Net assets, end of year (000s)	$8,022	$6,800	$15,029	$13,344	$15,814

Ratios to average net assets:
Gross expenses	0.67%	0.67%	0.65%	0.65%	0.73%
Net expenses[3]	0.65 [4]	0.62 [4]	0.65	0.65	0.73
Net investment income	1.14	0.62	0.98	1.19	1.16

Portfolio turnover rate	34%	58%	39%	30%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.00	$8.98

Income (loss) from operations:
Net investment income	0.11	0.03
Net realized and unrealized gain (loss)	(0.03)	0.02
Total income from operations	0.08	0.05

Less distributions from:
Net investment income	(0.12)	(0.03)
Total distributions	(0.12)	(0.03)

Net asset value, end of year	$8.96	$9.00
Total return[3]	0.93%	0.52%

Net assets, end of year (000s)	$13,678	$6,062

Ratios to average net assets:
Gross expenses	0.56%	0.64%[4]
Net expenses[5,6]	0.55	0.55 [4]
Net investment income	1.26	0.90 [4]

Portfolio turnover rate	34%	58%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) through May 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended May 31, 2014.

See Notes to Financial Statements.

34	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of

Western Asset Adjustable Rate Income Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Adjustable Rate Income Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$2,209,440	$17,568	$2,227,008
Other corporate bonds & notes	—	58,894,095	—	58,894,095
Asset-backed securities	—	52,708,117	1,399,015	54,107,132
Collateralized mortgage obligations	—	53,065,793	—	53,065,793
Mortgage-backed securities	—	21,200,799	—	21,200,799
Municipal bonds	—	1,732,113	—	1,732,113
Senior loans:
Consumer discretionary	—	684,494	605,286	1,289,780
Information technology	—	395,369	—	395,369
Sovereign bonds	—	1,864,658	—	1,864,658
Common stocks:
Consumer discretionary	$282,475	—	—	282,475
Industrials	—	—	8,343	8,343
Total long-term investments	$282,475	$192,754,878	$2,030,212	$195,067,565
Short-term investments†	—	2,630,000	—	2,630,000
Total investments	$282,475	$195,384,878	$2,030,212	$197,697,565

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes		Senior Loans	Common Stocks
Investments in Securities	Industrials	Asset-Backed Securities	Consumer Discretionary	Industrials	Total
Balance as of May 31, 2014	—	$249,851	—	$29,566	$279,417
Accrued premiums/discounts	—	12	—	—	12
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	426	—	(21,223)	(20,797)
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfers into Level 3[2]	$17,568	1,399,015	$605,286	—	2,021,869
Transfers out of Level 3[3]	—	(250,289)	—	—	(250,289)
Balance as of May 31, 2015	$17,568	$1,399,015	$605,286	$8,343	$2,030,212
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[1]	—	—	—	$(21,223)	$(21,223)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

38	Western Asset Adjustable Rate Income Fund 2015 Annual Report

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments

40	Western Asset Adjustable Rate Income Fund 2015 Annual Report

sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$5,957,766	$(5,957,766)
(b)	$431,212	(431,212)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

For the year ended May 31, 2015, fees waived and/or expenses reimbursed amounted to $15,622.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. There is no CDSC on Class C1 shares. However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

42	Western Asset Adjustable Rate Income Fund 2015 Annual Report

For the year ended May 31, 2015, LMIS and its affiliates retained sales charges of $446 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$188

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$66,699,455	$2,072,406
Sales	71,315,937	958,310

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,278,445
Gross unrealized depreciation	(2,949,968)
Net unrealized depreciation	$(671,523)

4. Derivative instruments and hedging activities

At May 31, 2015, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(106,270)

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$2,198,751

†	At May 31, 2015, there were no open positions held in this derivative.

Western Asset Adjustable Rate Income Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$359,071	$24,739
Class C	20,226	3,594
Class C1	285,504	40,810
Class I	—	9,500
Class IS	—	1,116
Total	$664,801	$79,759

For the year ended May 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,167
Class C	647
Class C1	2,430
Class I	1,936
Class IS	1,442
Total	$15,622

6. Distributions to shareholders by class

	Year Ended May 31, 2015	Year Ended May 31, 2014
Net Investment Income:
Class A	$1,582,078	$938,661
Class C	4,281	2,160
Class C1	190,654	60,208
Class I	106,243	168,639
Class IS	166,840	17,270	[1]
Total	$2,050,096	$1,186,938

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

7. Shares of beneficial interest

At May 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

44	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	841,686	$7,581,846	2,027,377		$18,162,119
Shares issued on reinvestment	172,286	1,548,023	102,370		918,526
Shares repurchased	(1,788,776)	(16,086,459)	(1,590,927)		(14,273,369)
Net increase (decrease)	(774,804)	$(6,956,590)	538,820		$4,807,276

Class C
Shares sold	109,497	$980,235	298,043		$2,663,171
Shares issued on reinvestment	426	3,801	202		1,806
Shares repurchased	(117,863)	(1,055,512)	(119,291)		(1,068,745)
Net increase (decrease)	(7,940)	$(71,476)	178,954		$1,596,232

Class C1
Shares sold	7,695	$68,941	23,494		$209,119
Shares issued on reinvestment	20,735	184,965	6,577		58,656
Shares repurchased	(792,965)	(7,091,720)	(868,842)		(7,749,854)
Net decrease	(764,535)	$(6,837,814)	(838,771)		$(7,482,079)

Class I
Shares sold	904,706	$8,118,062	3,205,271		$28,631,218
Shares issued on reinvestment	10,760	96,432	11,291		101,018
Shares repurchased	(776,459)	(6,952,791)	(4,134,620)		(37,073,026)
Net increase (decrease)	139,007	$1,261,703	(918,058)		$(8,340,790)

Class IS
Shares sold	833,333	$7,500,000	671,892	[1]	$6,033,592	[1]
Shares issued on reinvestment	18,590	166,654	1,943	[1]	17,455	[1]
Net increase	851,923	$7,666,654	673,835	[1]	$6,051,047	[1]

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,050,096	$1,186,938

Western Asset Adjustable Rate Income Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$275,865
Deferred capital losses*	(15,860,745)
Capital loss carryforward**	(12,069,198)
Other book/tax temporary differences(a)	(52,895)
Unrealized appreciation (depreciation)(b)	(671,523)
Total accumulated earnings (losses) — net	$(28,378,496)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforwards may be utilized.

**	As of May 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2016	$(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(12,069,198)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the book/tax cost differences in the treatment of certain securities.

46	Western Asset Adjustable Rate Income Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Adjustable Rate Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Adjustable Rate Income Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 17, 2015

Western Asset Adjustable Rate Income Fund 2015 Annual Report	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

48	Western Asset Adjustable Rate Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Adjustable Rate Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

50	Western Asset Adjustable Rate Income Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); Senior Vice President of LMPFA (since 2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).
Number of funds in fund complex overseen by Trustee	117
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Adjustable Rate Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

52	Western Asset Adjustable Rate Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Adjustable Rate Income Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2015:

Record date:	Daily	Daily	Daily	Daily
Payable date:	6/30/2014	7/31/2014	August 2014 through December 2014	January 2015 through May 2015
Ordinary income:
Qualified dividend income for individuals	6.18%	5.70%	5.25%	3.42%
Dividends qualifying for the dividends
received deduction for corporations	6.18%	5.70%	5.25%	3.42%
Interest from Federal Obligations	3.36%	3.36%	3.36%	3.00%

Please retain this information for your records.

54	Western Asset Adjustable Rate Income Fund

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust*

President

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/15 SR15-2532

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,128 in 2014 and $37,695 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,200 in 2014 and $4,240 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 22, 2015